VESSEL PURCHASE AGREEMENT

                   dated as of January 6, 1997

                             between

                    TRICO MARINE ASSETS, INC.

                               and

                      LABORDE MARINE, L.L.C.

                   ___________________________


                        Sale and Purchase
                                of
                           M/V Lincoln
                          M/V Washington
                            M/V Grant
                           M/V Madison
                            M/V Truman
                           M/V Celeste

                   VESSEL PURCHASE AGREEMENT


     This VESSEL PURCHASE AGREEMENT (this "Agreement"), dated as of January 6, 1997 is by and between Trico Marine Assets, Inc., a Delaware corporation (the ``Buyer''), and Laborde Marine, L.L.C., a Louisiana limited liability company (the "Seller").

                      W I T N E S S E T H:

     WHEREAS, the Seller is the owner of the five U.S. flagged supply vessels and one U.S. flagged utility vessel listed on Exhibit "A" attached hereto and the parts, equipment, machinery, implements, accessories, appurtenances, supplies and inventory related to such vessels (collectively, the "Vessels").

     WHEREAS, the Seller desires to sell the Vessels to the Buyer upon the terms and conditions set forth herein; and

     WHEREAS, the Buyer desires to acquire the Vessels upon such terms.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and Seller hereto represent and agree as follows:

                           SECTION 1
                SALE AND PURCHASE OF THE VESSELS

     1.1 Sale of the Vessels. On the Closing Date (as hereinafter defined) and subject to the terms of this Agreement, the Seller does hereby agree to sell to the Buyer, and the Buyer does hereby agree to purchase from the Seller, the Vessels and all of Seller's right, title and interest in and to that certain Blanket Time Charter Agreement (the "Time Charter'') dated December 19, 1996 between the Seller and O.S.C.A., Inc. ("O.S.C.A."). Other than the Vessels and the Time Charter, the Buyer shall acquire no other assets or property, including any goodwill, intangibles or contractual rights of the Seller. The Buyer shall acquire no land based facilities, employees, distribution systems, customers, operating rights or production techniques of the Seller pursuant to this Agreement.

     1.2 Purchase Price. The Buyer shall, subject to the terms hereof, pay at the Closing (as hereinafter defined) $25,000,000 plus an amount equal to Seller's actual cost for all fuel and lube on the M/V Madison on the Closing Date belonging to the Seller (such amount, as it may be adjusted pursuant to this Section 1, the "Purchase Price") to the Seller in the manner provided in Subsection 2.1. If, prior to the Closing Date, any Vessel shall become an actual or constructive total loss, the Purchase Price shall be reduced by an amount to be determined by the Buyer and Seller as being equal to the Vessel's fair market value prior to the loss and such Vessel shall not be sold or transferred to the Buyer at the Closing.

     1.3 "As is, Where is" Sale. Each Vessel shall be sold on an "as is, where is" basis and the Buyer shall accept delivery of each Vessel from the Seller in such condition. Except as set forth in Subsection 3.4, no representations or warranties, either expressed or implied, are made with respect to the maintenance, repair, condition, design, operation, seaworthiness, value, marketability, merchantability, usefulness or suitability for any purpose, of any Vessel, including without limitation, (a) any implied or expressed warranty of merchantability, (b) any implied or expressed warranty for fitness for a particular purpose, and
(c) any claim by the Buyer for damages because of or related to any defects, whether known or unknown, with respect to any Vessel. The Buyer and the Seller intend that the Vessels shall be conveyed and transferred to the Buyer in their present condition and state of repair existing on the Closing Date "as is" and "where is," with all faults. In accordance with the foregoing and notwithstanding anything to the contrary in Section 6.1, the Buyer waives each and every claim for recovery against the Seller for any and all loss or damage to the Vessels arising from or relating to, in whole or in part, the maintenance, repair, condition, seaworthiness or design of the Vessels.

     1.4 Closing. The consummation of the sale and purchase of the Vessels (the "Closing") shall take place in accordance with the terms of this Agreement on a business day to be mutually agreed upon by Buyer and Seller (the "Closing Date") on or before February 7, 1997. On the Closing Date, the Buyer shall deliver the Purchase Price to the Seller, the Seller shall cause the Vessels to be delivered to the Buyer and the Buyer and the Seller shall each provide the other documents, certificates and instruments required to be delivered pursuant to Section 2. Each of the parties agree that time is of the essence and that it will use its best efforts to satisfy the conditions to Closing set forth in Section 2 that are within its control and that are capable of being satisfied prior to the Closing Date not later than the second business day in advance of the date the parties establish as the Closing Date.

     1.5  Condition and Access to the Vessels; Time Charter.

          (a) Notwithstanding anything to the contrary herein, the Buyer and the Seller agree that the Vessels shall, on the Closing Date, be in substantially the same condition as on the date hereof, ordinary wear and tear excepted. Prior to the Closing, the Seller shall cause the modification and upgrading of the M/V Madison to be completed so that the specifications set forth in Exhibit "A" for such Vessel are true and accurate. If any Vessel shall suffer any significant damage or loss (other than an actual or constructive total loss) prior to the Closing, the Seller agrees to be responsible for such repairs to the Vessel suffering such damage or loss as may be necessary to restore the Vessel to the condition required hereunder. The Seller agrees to cause the Vessels to continue to be insured by hull and machinery and protection and indemnity insurance in the amounts and with the coverages currently in force until the Closing Date. Prior to the Closing, the Seller shall provide Buyer with original cover notes evidencing such insurance covering the Vessels for the three years prior to Closing or such shorter period that the Buyer has owned each Vessel.

          (b) Prior to the Closing, the Seller shall obtain the consent of O.S.C.A. to the assignment (or a replacement charter as provided below) of the Seller's right, title and interest in (and the release of the Seller from all obligations under) the Time Charter to Trico Marine Operators, Inc. on terms which either (i) permit the delivery of the M/V Truman following its modification and upgrading by the Buyer or (ii) confirms O.S.C.A.'s consent to the substitution of another of the Buyer's supply boats in lieu thereof. The Buyer agrees to cooperate with and assist the Seller in taking the actions specified in this
Section 1.5(b), including negotiating a mutually acceptable charter arrangement to replace the Time Charter if O.S.C.A. so desires.

          (c) The Seller intends to give notice under the termination provisions of the charter agreements applicable to the Vessels (other than the M/V Truman) on or prior to the Closing Date. If necessary under the applicable charter agreement between the Seller and its customers (other than O.S.C.A.), following the Closing, the Buyer will operate such Vessels for the Seller (in exchange for the charter hire payable thereunder) to fulfill any termination notice period under any such agreement.

          (d) Prior to the Closing Date, the Seller shall afford the Buyer's employees and representatives access to the Vessels and all documents and records relating thereto.

     1.6  Governmental Filings.

          (a) The Buyer and Seller will coordinate with the other and will use all reasonable efforts to cause to be filed as promptly as possible with the Department of Justice and the Federal Trade Commission any pre-merger notifications required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and to obtain the early termination or waiver of the HSR Act waiting period and any related restriction on consummating the transactions contemplated by this Agreement.

          (b) The Seller will furnish Buyer on a timely basis such information concerning the Vessels and the operation thereof as reasonably deemed necessary or appropriate by the Buyer for inclusion in any report, application or other statement required by law to be made by Buyer or to be filed by Buyer with any governmental authority in connection with or relating to the transactions contemplated by this Agreement.

                           SECTION 2
                      CONDITIONS PRECEDENT

     The respective obligations of the Seller to sell the Vessels and assign the Time Charter to the Buyer and the Buyer to pay the Purchase Price for the Vessels and assume the Time Charter are subject to the satisfaction of the following conditions precedent:

     2.1  Deliveries  by  the  Buyer.   At  the Closing, the
following actions shall have been taken by the Buyer:

          (a)  Buyer   shall  deliver  to  the  Seller   the
Purchase Price by wire transfer of immediately available funds to an account designated by the Seller; and

          (b) The Buyer shall execute and deliver in accordance with Section 1.5(b) an assignment (or replacement charter if O.S.C.A., Inc. so desires) pursuant to which Trico Marine Operators, Inc. will assume all of the Seller's right, title and interest in and to (and the Seller shall be released from all of its obligations under) the Time Charter.

     2.2  Deliveries   by   Seller.   At  the  Closing,  the
following actions shall have been taken by the Seller:

          (a) The Seller will deliver bills of sale fully executed by the Seller in a mutually acceptable form pursuant to which Seller shall transfer to Buyer all right, title and ownership of the Vessels sold, transferred, conveyed, assigned and delivered free and clear of all Encumbrances (as hereinafter defined);

          (b)  The  Seller shall deliver in accordance  with
Section 1.5(b) a duly executed assignment pursuant to which Seller shall transfer to Trico Marine Operators, Inc. all of its right, title and interest in and to the Time Charter; and

          (c) The Seller shall deliver to the Buyer all documentation, certificates and instruments relating to each Vessel as may be in the Seller's possession and such documents, certificates and instruments reasonably requested by Buyer concerning the accuracy and validity of or compliance with the representations and warranties as Buyer may reasonably request.

     2.3  HSR Act.  The waiting period imposed under the HSR
Act shall have expired or been terminated in accordance with the rules promulgated thereunder.

     2.4 Representations and Warranties; Covenants. All representations and warranties made by Buyer and the Seller shall be true and correct in all material respects on and as of the time of the Closing with the same effect as though made on and as of such date, except to the extent waived in its sole discretion by the other party. The Buyer and Seller shall each have performed in all material respects all covenants and agreements set forth in this Agreement, except to the extent waived in its sole discretion by the other party.

                           SECTION 3
            REPRESENTATIONS AND WARRANTIES OF SELLER

     The Seller makes the following representations and warranties to the Buyer:

     3.1 Organization, Existence and Power. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of
Louisiana and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other documents, certificates and instruments contemplated hereby and thereby. The Seller has not been and is not engaged in the business of selling tangible personal property similar to the Vessels and the Seller has not and does not hold itself out to be engaged in such business.

     3.2  Authorization   and   Execution.   The  execution,
delivery and performance of this Agreement and the other documents, certificates and instruments contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite on the part of the Seller. This Agreement and, when executed and delivered, each other document, certificate and instrument required to be executed, have been duly executed and delivered by the Seller and constitute the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with the respective terms hereof and thereof.

     3.3 Conflict. Neither the execution, delivery or performance by the Seller of this Agreement nor the consummation of the transactions contemplated hereby will violate or contravene the Seller's articles of organization, operating agreement, or any judgment, decree, order or award of any court or other governmental agency or any law, rule or regulation applicable to the Seller or any of its respective property or assets or conflict with, result in a breach of or constitute a default under, any agreement, instrument or contractual obligation to which the Seller is a party or by which it or its properties are bound.

     3.4 Title; No Encumbrance. The Seller has good, valid and marketable title to each of the Vessels and all of such Vessels on the Closing Date shall be, free and clear of all mortgages, security interests, debts, claims, liens, libels and encumbrances of any kind whatsoever ("Encumbrances"). The Seller will warrant and defend the Buyer's title in and to the Vessels against the claims and demands of all persons whomsoever. All of the Vessels are U.S. flagged vessels and are qualified to engage in the coast wide trade and none has been disqualified from their intended service by the U.S. Maritime Administration. At all times the Seller has been "a citizen of the United States" within the meaning of
Section 2 of the Shipping Act of 1916, as amended. Except as disclosed in Exhibit "A", the Vessels are duly documented in the name of the Seller as owning each Vessel with the U.S. Coast Guard and each of the Vessels has and as of the Closing Date will have current certificates of inspection and documentation in effect with the U.S. Coast Guard and an American Bureau of Shipping loadline certificate, in each case free of reportable exceptions or notations of record, and each of the Vessels is currently operating within the U.S. Gulf of Mexico.

     3.5 Litigation. There are no legal actions, suits, arbitrations, government investigations or other legal or administrative proceedings, nor any order, decree or judgement pending, or effect, or threatened against or relating to the Vessels or the Seller in connection with or relating to the transactions contemplated by this Agreement.

     3.6 Taxes. The Seller has duly and timely prepared and filed with the appropriate governmental authorities all returns, reports, information returns or other documents filed or required to be filed with such governmental authorities and has paid any taxes or other amounts due in respect thereof that if unpaid could result in a claim by any governmental authority against any of the Vessels or the Buyer.

     3.7 No Broker Fees. No finder's or broker's fees or similar expense has been incurred by the Seller so as to give rise to any claim by any person against Buyer for a finder's fee, brokerage commission or similar payment, and any such fee or other amount payable to Johnson Rice & Company L.L.C. shall be the sole responsibility of the Seller.


                           SECTION 4
          REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Seller as follows:

     4.1 Organization, Existence and Corporate Power. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power to execute, deliver and perform its obligations under this Agreement.

     4.2  Authorization   and   Execution.   The  execution,
delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all requisite corporate action of the Buyer. This Agreement constitutes the legal, valid and binding obligation of the Buyer enforceable against it in accordance with its terms.

     4.3 Conflict. Neither the execution, delivery or performance by the Buyer of this Agreement nor the consummation of the transactions contemplated hereby will violate the Buyer's certificate of incorporation or by-laws or any judgment, decree, order or award of any court or other governmental agency or any law, rule or regulation applicable to the Buyer or its property or assets or conflict with, result in a breach of or constitute a default under, any contractual obligation of the Buyer.

     4.4 Citizenship. The Buyer is a "citizen of the United States" as such term is defined in Section 2 of the Shipping Act of 1916, as amended, qualified to engage in the trade in which each Vessel is, or is contemplated to be, employed.

     4.5 Litigation. There are no legal actions, suits, arbitrations, government investigations or other legal or administrative proceedings, nor any order, decree or judgement pending, or effect, or threatened against the Buyer in connection with or relating to the transactions contemplated by this Agreement.

     4.6 No Broker Fees. No finder's or broker's fees or similar expense has been incurred by the Buyer so as to give rise to any claim by any person against Seller for a finder's fee, brokerage commission or similar payment.

                           SECTION 5
                          TERMINATION

     5.1 Termination. This Agreement may, by written notice given at or prior to the Closing, be terminated: (a) by mutual consent of the Seller and the Buyer; (b) by the Seller or the Buyer if there has been a material breach by the other of any representation, warranty or covenant contained in this Agreement that shall not have been cured or waived by the other party prior to the earlier of ten days following notice of such breach and the Closing Date; or (c) by the Seller or the Buyer if the conditions to Closing required by Section 2 shall not have been met or waived by February 28, 1997, or the Closing has not occurred by such date; provided, however, that the party whose breach of its representations and warranties in this Agreement or whose failure to perform any of its covenants and agreements under this Agreement has resulted in the failure of the Closing to occur on or before such date shall not be entitled to terminate this Agreement pursuant to this Subsection 5.1(c).

     5.2 Effect of Termination; Survival. Upon termination of this Agreement pursuant to Subsection 5.1, this Agreement shall be void and of no effect and there shall be no liability by reason of this Agreement or the termination thereof on the part of any party except for any liability arising out of a breach of any covenant in this Agreement prior to the date of termination or any covenant that survives pursuant to this Subsection 5.2. The following provisions shall survive any termination of this Agreement:
Subsections 5.2 and Section 6.

                           SECTION 6
                         MISCELLANEOUS

     6.1 Indemnification of Buyer by Seller. The Seller hereby agrees to pay and assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Buyer, from and against any and all liabilities, obligations, losses, damages, penalties, claims (including claims by any employee of Seller or any of its servants, crew or agents), actions, suits and related costs, expenses and disbursements, including reasonable legal fees and expenses, of whatsoever kind and nature, imposed on, asserted against or incurred by Buyer (collectively, "Losses"), in any way relating to or arising out of or alleged to be attributable to, related to or arising out of
(a) any inaccuracy in any representation or warranty of the Seller in this Agreement or any breach or nonfulfillment of any covenant, agreement or other obligation of the Seller,
(b) Encumbrances arising as a matter of law from events occurring prior to the Closing Date or (c) subject to
Section 1.3, any Losses sustained by Buyer arising out of or related to Seller's ownership or operation of the Vessels prior to the Closing Date.

     6.2 Indemnification of Seller by Buyer. Buyer hereby agrees to pay and assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Seller, from and against any and all Losses imposed on, asserted against or incurred by the Seller, in any way relating to or arising out of or alleged to be attributable to, related to or arising out of (a) any inaccuracy in any representation or warranty of the Buyer in this Agreement or any breach or nonfulfillment of any covenant agreement or other obligation of the Buyer or (b) any Losses sustained by Seller arising out of or related to the Buyer's ownership or operation of the Vessels after the Closing Date.

     6.3 Expenses. The Buyer and the Seller shall each pay their own out-of-pocket fees and expenses, including, without limitation, all legal, accounting, advisory or other fees and expenses, arising in connection with any transactions contemplated by this Agreement.

     6.4 Negotiations. During the period from the date of this Agreement until the earlier of the Closing or the termination of this Agreement, Seller shall cease any existing negotiations and shall cause its members, employees, representatives and agents, not to take any action (or permit any other person acting for or on their behalf), directly or indirectly, to solicit or initiate or encourage inquiries or proposals from, or participate in discussions or negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than the Buyer) concerning any sale of assets, sale of membership interests, merger, consolidation or similar transaction involving the Seller.

     6.5 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and hereby supersedes any other prior agreement of the parties with respect to the matters set forth herein whether written or oral. No modification, waiver or amendment of this Agreement shall be effective unless such modification, waiver or amendment shall be in writing and executed by the parties hereto.

     6.6 Notices. Except as may otherwise be expressly provided herein, any notice herein required or permitted to be given shall be in writing or by telex or facsimile transmission with subsequent written confirmation, and may be personally served, sent by United States mail or by overnight delivery service providing for evidence of receipt and shall be deemed to have been given upon receipt by the party notified. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Subsection 6.6) shall be as set forth opposite each party's name on the signature page hereof.

     6.7 Survival. All agreements, indemnities, covenants, representations and warranties made herein shall survive the execution and delivery of this Agreement and the delivery of the Vessels for a period commencing on the Closing Date and continuing through and including three years from the Closing Date, and shall terminate at the expiration of such period, except in the case of a Loss that has occurred or a claim in respect of such Loss that is made under Sections
6.1 or 6.2 prior to such date.

     6.8 Severability; Counterparts. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

     6.9 Governing Law. This agreement shall be construed in accordance with U.S. maritime law and the substantive laws of the State of Louisiana.

     6.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither Buyer nor the Seller shall be permitted to assign its rights under this Agreement without the prior written consent of the other party.

     6.11. Publicity. Neither the Buyer, the Seller nor any of their respective affiliates shall issue any press release or otherwise make any public announcement or disclosure regarding this Agreement or the transactions contemplated hereby. However, the Buyer shall be entitled to make such disclosures to the extent required by any applicable law or regulation.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Buyer's address is:       BUYER:

610 Palm Avenue               TRICO MARINE ASSETS, INC.
Houma, Louisiana  70364
Telephone:  504-851-3833
Facsimile:  504-851-4321           By: /s/ Victor M. Perez
                                      _________________________
                                          Victor M. Perez
                                         Vice President and
                                      Chief Financial Officer

The Seller's address is:      SELLER:

1500 Energy Centre                 LABORDE MARINE, L.L.C.
1100 Poydras Street
New Orleans, Louisiana  70163
Telephone:  504-582-2185
Facsimile:  504-582-2240           By: /s/ John Peter Laborde
                                      _________________________
                                        John Peter Laborde, Jr.
                                              Manager